UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 28, 2020
PROS Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33554	76-0168604
(Commission File Number)	(IRS Employer Identification No.)

3100 Main Street, Suite 900	Houston	TX		77002
(Address of Principal Executive Offices)				(Zip Code)

Registrant’s telephone number, including area code			(713)	335-5151

(Former Name or Former Address, if Changed Since Last Report)
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class		Trading symbol(s)	Name of each exchange on which registered
Common stock	$0.001 par value per share	PRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 28, 2020, the Board of Directors (the "Board") of PROS Holdings, Inc. (the "Company") approved the amended and restated bylaws of the Company, a copy of which is filed herewith as Exhibit 3.2. The only change to the previously filed bylaws of the Company is the deletion of extraneous language from Section 2.2.

Previously, the first sentence of Section 2.2 of the bylaws stated: “Subject to the rights of the holders of any series of preferred stock to elect directors under specified circumstances, the number of directors shall not be seven (7), and shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption)."

In the amended and restated bylaws effective April 28, 2020, the first sentence of Section 2.2 now states: “Subject to the rights of the holders of any series of preferred stock to elect directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption).”

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 29, 2020, the Company held its annual meeting of stockholders. At the annual meeting, Company stockholders:

(i)	elected three Class I directors to the Board for a three-year term expiring 2023, and elected one Class III director to the Board for a two-year term expiring 2022;

(ii)	approved, by non-binding advisory vote of named executive officer compensation; and

(iii)	ratified the appointment of PricewaterhouseCoopers LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2020.

A total of 41,357,581 shares of common stock were present in person or by proxy at the meeting, representing approximately 96% of the voting power of the Company stockholders entitled to vote.

 Election of three Class I directors to the Board for a three-year term expiring 2023, and election of one Class III director to the Board for a two-year term expiring 2022:

		Votes		Broker
Name	Class	For	Withheld	Non-votes
Greg Petersen	I	38,015,847	1,108,953	2,232,781
Timothy Williams	I	38,052,905	1,071,895	2,232,781
Mariette Woestemeyer	I	38,320,452	804,348	2,232,781
Carlos Dominguez	III	38,973,400	151,400	2,232,781

Approval, by non-binding advisory vote, of named executive officer compensation:

Votes			Broker
For	Against	Abstain	non-votes
25,067,505	13,988,416	68,879	2,232,781

Ratification of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm:

Votes			Broker
For	Against	Abstain	non-votes
40,227,875	1,121,827	7,879	---

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.2	Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROS HOLDINGS, INC.
Date: April 29, 2020
/s/ Damian W. Olthoff
Damian W. Olthoff
General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
3.2	Amended and Restated Bylaws